UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 12, 2024
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
Illumina, Inc. (the "Company") was notified today that the European Commission (the "EC") has formally approved the Company's divestment plan with respect to GRAIL, LLC (the "Divestment Plan"), which had been submitted to the EC pursuant to the EC's October 12, 2023, divestment order.
Pursuant to the Divestment Plan, the Company may continue to concurrently explore both a trade sale and a capital markets divestiture. In the instance of a capital markets transaction, Illumina must capitalize GRAIL at the time of transaction with two-and-a-half years of funding based on GRAIL's long-range plan. The Company expects the amount of such funding will be approximately $1 billion, which includes cash from GRAIL's balance sheet, and reaffirms its goal of finalizing the terms of the divestiture by the end of the second quarter of 2024.
Cautionary Note on Forward-Looking Statements
This release may contain forward-looking statements that involve risks and uncertainties.
Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) our ability to timely execute a strategic alternative that maximizes the value of GRAIL to our stockholders given the parameters required by the divestment order; (ii) the risk that the final amount of funding required to capitalize GRAIL may differ materially from our current expectations, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts' expectations, or to provide interim reports or updates on the progress of the current quarter.
The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	April 12, 2024	By:	/s/ CHARLES DADSWELL
		Name:	Charles Dadswell
		Title:	General Counsel and Secretary